[LOGO OF EATON VANCE APPEARS HERE]


Annual Report December 31, 1998



[PHOTO OF STOCK
EXCHANGE FLAG
APPEARS HERE]
                                  EATON VANCE
                                   GROWTH &
                                    INCOME
                                     FUND

                                  Eaton Vance
                     Global Management-Global Distribution


[PHOTO OF AMERICAN FLAG AND INSIDE OF WALL ST. TRADING FLOOR APPEARS HERE]

Eaton Vance Growth & Income Fund as of December 31, 1998

Letter to Shareholders


[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes
President

During the year ended December 31, 1998, Eaton Vance Growth & Income Fund had a total return of 21.8% for Class A shares./1/ This return resulted from an increase in net asset value (NAV) to $16.05 per share on December 31, 1998 from $13.76 per share on December 31, 1997, and the reinvestment of $0.09 per share in income dividends and $0.587 per share in capital gains distributions.

For Class B, the total return was 20.9% based on an increase in NAV from $15.40 to $17.99, and the reinvestment of $0.01 per share in income dividends and $0.587 per share in capital gains distributions.

For Class C, the total return was 20.8% based on an increase in NAV from $13.02 to $15.11, and the reinvestment of $0.005 per share in income dividends and $0.587 per share in capital gains.

These returns compared favorably to the Lipper Growth & Income Funds Average,/2/ which was 15.6% during the period.

This year saw unprecedented extremes in the stock market. After an impressive rally in the first half of 1998, the market posted heavy losses from August to early October, then performed strongly in the fourth quarter. Investor confidence was bolstered by the Federal Reserve Board's interest rate cuts, modest economic growth, and low inflation. Stock valuations remained relatively high, despite the impeachment trial of President Clinton and signs of weakness in corporate profits. By year-end, all major indices had continued an impressive 4-year streak of double-digit gains.

The stock market's increased volatility illustrates the importance of maintaining a long-term investment outlook. By staying with an investment through the inevitable market cycles, investors can reduce the impact of any one downturn. Moreover, a diversified investment such as a professionally managed mutual fund further reduces risk. At Eaton Vance, our goal is to achieve the highest possible returns within the stated objectives of our mutual funds. In the pages that follow, Portfolio Manager Duncan W. Richardson discusses the economy, the stock market, and the performance of Eaton Vance Growth & Income Fund in 1998.

              Sincerely,

              /s/ James B. Hawkes

              James B. Hawkes
              President
              February 9, 1999


Performance/3/         Class A        Class B       Class C
------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------
One Year                 21.8%         20.9%         20.8%
Five Years               19.5          N.A.          N.A.
Ten Years                15.7          N.A.          N.A.
Life of Fund/+/           9.9           20.3          22.4
SEC Average Annual Total Returns
 (including sales charge or applicable CDSC)
------------------------------------------------------------
One Year                 14.8%         11.9%         19.8%
Five Years               18.1          N.A.          N.A.
Ten Years                15.0          N.A.          N.A.
Life of Fund/+/           9.8           20.0          22.4
+Inception Dates - Class A: 9/23/31;
Class B: 8/17/94; Class C: 11/04/94

Ten Largest Equity Holdings/4/
------------------------------------------------------------
CVS Corp.                                            3.4%
Lexmark International Group, Inc.                    3.2
Gillette Co.                                         3.1
Safeway, Inc.                                        3.0
SunGard Data Systems, Inc.                           3.0
Johnson & Johnson Co.                                2.9
Unilever NV                                          2.9
Xerox Corp.                                          2.9
Valassis Communications, Inc.                        2.9
Home Depot, Inc. (The)                               2.9


/1/ These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. /2/ It is not possible to invest directly in a Lipper average. /3/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. 4 As of 12/31/98. Ten largest holdings accounted for 30.2% of the Portfolio's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Growth & Income Fund as of December 31, 1998

Management Discussion


An interview with Duncan W. Richardson, Vice President and Portfolio Manager of Growth & Income Portfolio


[PHOTO OF DUNCAN W. RICHARDSON APPEARS HERE]

Duncan W. Richardson
Portfolio Manager

Q: Duncan, what can you tell us about the extreme highs and lows of the stock market over the past year?

A: The market volatility that began in 1997 was amplified in 1998. At this time last year, we were talking about the concern that the Asian economies would be collapsing. That fear turned out to be well-founded, but the U.S. market rallied dramatically between January and April. An already high valuation range for stocks was stretched to historic levels. With higher valuation levels comes higher risk. In this environment, any external shock can have an amplified effect on the market. We saw overreactions to political developments, the economic slowdowns overseas, the risk of currency devaluations, and the deflationary threat. All of these factors swung the market wildly in the last several months. Then all of the performance for the year came at the end of the year, in the fourth quarter.

Q: How do you manage the Portfolio through that kind of volatility?

A: This year's performance underscores the fact you can't really time the market, and that an investment vehicle has to be able to withstand volatility long-term -- even to take advantage of it. Even in volatile markets, this Fund has benefited because we do not chase "momentum" stocks that are experiencing a rapid price increase. Instead, our stock selection process is driven by the fundamentals of individual companies. We work on researching and identifying the stocks we want to own, and we are patient in buying them.

   We also strive not to take unnecessary risks in specific stocks or specific sectors, which helps mitigate the Fund's volatility. The average position for our top holdings ranges between two to three percent. Within industry sectors, we keep our weightings roughly in line with those of the broader market, although we are skewed toward growth industries. Because of these methods, the Fund tends to be very well diversified. That, along with our patience in buying and discipline in selling, has produced solid returns with relatively low volatility.

Q: The skyrocketing valuations of the Internet stocks got a lot of attention in 1998. As a growth investor, how do you approach stocks like these?

A: I think it's important to make a distinction between investment and speculation in Internet stocks. In the Growth & Income Portfolio, we decline to participate in the rampant speculation that we have seen in the Internet stocks. Stock prices are generally disproportionate to any traditional measure of fundamental value. Instead, we buy stocks based on our fundamental research and the earnings stream, past and potential, of a company. Armed with this information, we then have to assess whether a given stock is priced reasonably in the context of its potential earnings. We believe that, in the long run, stock prices follow earnings. Therefore, we try to identify the best risk/reward ratios, and not overpay for earnings, over a two-to-five year horizon.



Five Largest Equity Sectors+
As a percentage of total net assets

[BAR CHART APPEARS HERE]

Foods                         10.1%
Retail - Food & Drugs          9.2%
Drugs                          8.2%
Insurance                      6.7%
Computers & Business Equipment 6.1%

+Five largest sectors are subject to change due to active management.

Eaton Vance Growth & Income Fund as of December 31, 1998

MANAGEMENT DISCUSSION


Q: You've mentioned taking advantage of market volatility. Can you give us an example?

A: Sure. Clearly, there were a lot of questions this year about whether troubles in the overseas economies would affect our economy, and the stock market fluctuated accordingly. Specifically, because of concerns about Brazil in the fall, we were able to take advantage of the price weakness of some multinational companies, and buy their stocks at attractive levels. The best example is Gillette, a great growth company with a promising new product in the Mach 3 razor. Gillette had lost ground in the fall because of some things beyond its control in the Brazilian market. So we initiated a position when this over-reaction caused the price to fall from the 60s to the mid-30s. We think it's a great investment longer term, and we'd love to hold the position for three-to-five years.

Q: What other stocks were strong performers in the Portfolio?

A: Automatic Data Processing, or ADP, is a great example of a growth stock. As I've said, we believe that over the long haul, stock prices follow earnings. ADP has one of the best track records for double-digit earnings growth, and we believe that the earnings stream will continue to grow. As a long-term investor, that's exactly what we're looking for, because we can use a buy-and-hold forever strategy. As long as the company's growth continues, we will remain as investors. While the stock has done well, at less than 3% of the Portfolio, I'm not yet worried about too much stock-specific risk in Automatic Data, especially since their fundamentals have remained on track.

Q: How have the sector weightings of the Portfolio changed in 1998?

A: Probably the biggest change came in the financial sector. In 1997, we were somewhat overweighted here; this year, however, we pared back on our positions in some stocks, due to a more cautious view about continued declines in long-term interest rates from current levels. We also decreased our positions in the insurance sector, which had been overweighted. This year, we remained slightly overweighted in consumer non-durables, which includes healthcare stocks. We've had some very successful investments there, such as Sepracor, a biotech name. We were also overweighted in food stocks, such as McCormick & Co. Inc., Tyson Foods Inc. and Nabisco Holdings Corporation. Late in the year, we moved to a larger position in the oil and gas services sector, versus the S&P 500. We felt the decline in energy stocks was more than adequately discounting the multi-decade low that has been reached in oil prices.

Q: Can you tell us about any interesting companies that were new to the Portfolio?

A: In the printing and business products sector, Valassis Communications Inc.
   is a new name for us. They're a direct mail company whose core products are the coupon inserts you see in the Sunday papers. It's one of the most effective forms of advertising, and they get a tremendous response rate. Right now, there is a duopoly in that business, so Valassis has some pricing flexibility, which not a lot of companies can claim. They've also just announced an Internet venture, where they could generate some interesting new business.

Q: We've talked about the "growth" aspect of this Portfolio. What about the "income" portion of the objective?


A: It's important to understand that this has been a very low-yielding market.
   The dividend yield on the overall market is less than 1.5%. Also, the higher-yielding parts of the market have generally been unattractive places to invest for total return over the past several years. Therefore, the strategy we have adopted has been to de-emphasize the income component and emphasize the growth component of the Portfolio. We have made capital gains distributions on a yearly basis. They're less predictable than a quarterly dividend stream, but for most taxable shareholders they provide a greater after-tax return because of the preferential tax treatment of capital gains.

Eaton Vance Growth & Income Fund as of December 31, 1998

Management Discussion


Q: How would you describe the general philosophy of this Fund?

A: I see this Fund's motto as: "No Unnecessary Risks." It is inevitable that an equity fund such as this one will be exposed to general stock market risk, but we can try to minimize risks specific to individual stocks or sectors. We want generally to stay in the established blue chip segment of the market and invest in stocks with a fundamental, research-driven approach. As a growth and income fund, we prefer companies that can not only provide capital appreciation, but that also have strong dividend growth, although more and more companies are adopting share buybacks in preference to dividend hikes. As a result, to enhance the Portfolio's yield, we sometimes invest a portion of the assets in convertible preferred securities and other higher-yielding securities. With our selling discipline, we try to further lower risk by selling stocks to preserve capital when we make mistakes.

Q: What is your outlook for the year ahead?

A: Well, I can essentially repeat my comments from last year, when I predicted somewhat lower equity returns in 1998 and more volatility in the stock market. Historically high valuations and the dominance of many passive and short-term investors in the market should ensure continued volatility. We continue to anticipate a levelling off of equity market returns, back to the historic average of 10% per year. It's important to remember that stock prices will reflect the earnings power of individual companies. Evaluating these earnings, not predicting markets, is our main focus.

   We expect that downside earnings surprises will continue to play a role through 1999, especially in certain industries, as companies spend an increasing amount to fix the Year 2000 computer problem. There are a number of other potentially negative influences on corporate earnings that will require constant monitoring by our research staff. Overall, we will aim to steer the Portfolio through the volatility that could lie ahead.

Eaton Vance Growth & Income Fund as of December 31, 1998

FUND PERFORMANCE

[LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Growth and Income Fund, Class A Vs. Standard & Poor's 500 Index* December 31, 1988-December 31, 1998


    Date     Fund/NAV      Fund/MOP         S&P
    ----     --------      --------         ---
12/31/88      $10,000        $9,428     $10,000
 1/31/89      $10,621       $10,014     $10,711
 2/28/89      $10,367       $ 9,774     $10,401
 3/31/89      $10,494       $ 9,894     $10,708
 4/30/89      $11,024       $10,393     $11,244
 5/31/89      $11,377       $10,726     $11,639
 6/30/89      $11,240       $10,597     $11,651
 7/31/89      $12,171       $11,475     $12,680
 8/31/89      $12,471       $11,757     $12,877
 9/30/89      $12,471       $11,757     $12,896
10/31/89      $12,315       $11,611     $12,572
11/30/89      $12,462       $11,749     $12,780
12/31/89      $12,892       $12,155     $13,159
 1/31/90      $12,094       $11,402     $12,253
 2/28/90      $12,298       $11,594     $12,358
 3/31/90      $12,572       $11,853     $12,761
 4/30/90      $12,385       $11,677     $12,418
 5/31/90      $13,412       $12,645     $13,560
 6/30/90      $13,340       $12,577     $13,560
 7/31/90      $13,340       $12,662     $13,489
 8/31/90      $12,358       $11,651     $12,217
 9/30/90      $11,962       $11,278     $11,705
10/31/90      $12,102       $11,410     $11,627
11/30/90      $12,753       $12,203     $12,324
12/31/90      $12,968       $12,226     $12,749
 1/31/91      $13,129       $12,378     $13,278
 2/28/91      $13,761       $12,974     $14,172
 3/31/91      $13,991       $13,191     $14,594
 4/30/91      $13,932       $13,135     $14,599
 5/31/91      $14,376       $13,554     $15,162
 6/30/91      $13,871       $13,078     $14,562
 7/31/91      $14,440       $13,613     $15,216
 8/31/91      $14,714       $13,873     $15,515
 9/30/91      $14,511       $13,681     $15,340
10/31/91      $14,767       $13,419     $14,840
11/30/91      $14,234       $13,419     $14,840
12/31/91      $15,750       $14,849     $16,617
 1/31/92      $15,197       $14,530     $16,286
 2/28/92      $15,411       $14,530     $16,442
 3/31/92      $15,264       $14,391     $16,199
 4/30/92      $15,673       $14,777     $16,651
 5/31/92      $15,969       $15,055     $16,667
 6/30/92      $15,537       $14,648     $16,507
 7/31/92      $16,279       $15,348     $17,157
 8/31/92      $16,051       $15,133     $16,745
 9/30/92      $16,142       $15,219     $17,027
10/31/92      $16,407       $15,468     $17,063
11/30/92      $16,820       $15,858     $17,580
12/31/92      $16,841       $15,878     $17,881
 1/31/93      $16,628       $15,676     $18,007
 2/28/93      $16,653       $15,700     $18,196
 3/31/93      $17,067       $16,091     $18,859
 4/30/93      $16,499       $15,555     $18,185
 5/31/93      $16,676       $15,722     $18,598
 6/30/93      $16,726       $15,769     $18,748
 7/31/93      $16,790       $15,829     $18,648
 8/31/93      $17,247       $16,260     $19,290
 9/30/93      $17,272       $16,284     $19,230
10/31/93      $17,578       $16,572     $19,603
11/31/93      $17,182       $16,199     $19,230
12/31/93      $17,547       $16,544     $19,675
 1/31/94      $18,183       $17,143     $20,314
 2/28/94      $17,760       $16,744     $19,704
 3/31/94      $16,941       $15,572     $18,935
 4/30/94      $17,212       $16,227     $19,153
 5/31/94      $17,353       $16,361     $19,391
 6/30/94      $16,942       $15,973     $19,016
 7/31/94      $17,306       $16,316     $19,616
 8/31/94      $17,676       $16,665     $20,353
 9/30/94      $17,220       $16,235     $19,946
10/31/94      $17,299       $16,310     $20,362
11/30/94      $16,525       $15,579     $19,558
12/31/94      $16,824       $15,862     $19,942
 1/31/95      $16,801       $15,840     $20,426
 2/28/95      $17,453       $16,455     $21,163
 3/31/95      $18,168       $17,128     $21,878
 4/30/95      $18,589       $17,526     $22,490
 5/31/95      $19,354       $18,247     $23,306
 6/30/95      $19,728       $18,600     $23,959
 7/31/95      $20,512       $19,339     $24,721
 8/31/95      $20,904       $19,708     $24,713
 9/30/95      $21,249       $20,034     $25,858
10/31/95      $21,076       $19,871     $25,729
11/30/95      $21,880       $20,628     $26,785
12/31/95      $22,337       $21,059     $27,409
 1/31/96      $22,778       $21,475     $28,303
 2/28/96      $22,743       $21,442     $28,500
 3/31/96      $22,919       $21,608     $28,879
 4/30/96      $23,291       $21,958     $29,267
 5/31/96      $23,980       $22,608     $29,936
 6/30/96      $24,174       $22,791     $30,172
 7/31/96      $23,089       $21,768     $28,791
 8/31/96      $23,941       $22,571     $29,333
 9/30/96      $24,952       $23,525     $31,097
10/31/96      $25,485       $24,027     $31,910
11/30/96      $26,946       $25,404     $34,251
12/31/96      $26,848       $25,312     $33,686
 1/31/97      $26,276       $26,659     $35,752
 2/28/97      $28,594       $26,958     $35,964
 3/31/97      $27,561       $25,984     $34,595
 4/30/97      $28,899       $27,245     $36,616
 5/31/97      $30,501       $28,756     $38,761
 6/30/97      $31,610       $29,801     $40,622
 7/31/97      $33,810       $31,876     $43,795
 8/31/97      $32,101       $30,264     $41,279
 9/30/97      $34,366       $32,400     $43,660
10/31/97      $33,621       $31,698     $42,154
11/30/97      $34,282       $32,321     $44,034
12/31/97      $35,152       $33,141     $44,909
 1/31/98      $35,025       $33,021     $45,365
 2/28/98      $37,075       $34,954     $48,560
 3/31/98      $39,201       $36,959     $51,160
 4/30/98      $40,637       $38,312     $51,624
 5/31/98      $39,329       $37,079     $50,652
 6/30/98      $40,047       $37,756     $52,844
 7/31/98      $38,929       $36,702     $52,230
 8/31/98      $33,408       $31,496     $44,615
 9/30/98      $36,309       $34,232     $47,598
10/31/98      $38,429       $36,230     $51,419
11/30/98      $40,228       $37,927     $54,460
12/31/98      $42,820       $40,370     $57,717


Performance +           Class A       Class B       Class C
-------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------
One Year                 21.8%         20.9%         20.8%
Five Years               19.5          N.A.          N.A.
Ten Years                15.7          N.A.          N.A.
Life of Fund+            9.9           20.3          22.4
SEC Average Annual Total Returns
 (including sales charge or applicable CDSC)
-------------------------------------------------------------------
One Year                 14.8%         11.9%         19.8%
Five Years               18.1          N.A.          N.A.
Ten Years                15.0          N.A.          N.A.
Life of Fund+            9.8           20.0          22.4
+Inception Dates - Class A: 9/23/31; Class B: 8/17/94; Class C: 11/04/94


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 9/23/31. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

   The chart compares the Fund's total return with that of the S&P 500 Index, an unmanaged index of 500 stocks commonly used as a measure of U.S. stock performance. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Index. An investment in the Fund's Class B shares on 8/31/94 would have been worth $22,904 on December 31, 1998. An investment in the Fund's Class C shares on 11/30/94 would have been worth $23,842 on December 31, 1998. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Growth & Income Fund as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1998
Assets
--------------------------------------------------------------------------------
Investment in Growth & Income Portfolio, at value
    (identified cost, $116,183,967)                               $171,116,736
Receivable for Fund shares sold                                        136,455
Deferred organization expenses                                          14,175
--------------------------------------------------------------------------------
Total assets                                                      $171,267,366
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                  $    135,124
Payable to affiliate for Trustees' fees                                    970
Other accrued expenses                                                  93,878
--------------------------------------------------------------------------------
Total liabilities                                                 $    229,972
--------------------------------------------------------------------------------
Net Assets                                                        $171,037,394
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                   $113,887,309
Accumulated undistributed net realized gain
    from Portfolio (computed on the basis of                         2,218,658
    identified cost)
Accumulated distributions in excess of net                              (1,342)
    investment income
Net unrealized appreciation from Portfolio (computed
    on the basis of identified cost)                                54,932,769
--------------------------------------------------------------------------------
Total                                                             $171,037,394
--------------------------------------------------------------------------------

Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                        $141,984,960
Shares Outstanding                                                   8,844,813
Net Asset Value and Redemption Price Per Share
    (net assets / shares of beneficial interest                   $      16.05
    outstanding)
Maximum Offering Price Per Share
    (100 / 94.25 of $16.05)                                       $      17.03
--------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                        $ 26,708,424
Shares Outstanding                                                   1,484,377
Net Asset Value, Offering Price and Redemption Price
    Per Share
    (net assets / shares of beneficial interest                   $      17.99
    outstanding)
--------------------------------------------------------------------------------

Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                        $  2,344,010
Shares Outstanding                                                     155,172
Net Asset Value, Offering Price and Redemption Price
    Per Share
    (net assets / shares of beneficial interest                   $      15.11
    outstanding)
--------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 1998

Investment Income
--------------------------------------------------------------------------------
Dividends allocated from Portfolio
    (net of foreign taxes, $17,287)                               $  2,145,440
Interest allocated from Portfolio                                      426,706
Miscellaneous income allocated from Portfolio                           14,252
Expenses allocated from Portfolio                                   (1,112,765)
--------------------------------------------------------------------------------
Net investment income from Portfolio                              $  1,473,633
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Trustees fees and expenses                                        $      1,990
Distribution and service fees
    Class A                                                            167,547
    Class B                                                            212,520
    Class C                                                             18,259
Transfer and dividend disbursing agent fees                            209,101
Registration fees                                                       37,608
Legal and accounting services                                           23,659
Custodian fee                                                           21,197
Printing and postage                                                    20,993
Amortization of organization expenses                                   17,927
Miscellaneous                                                           11,086
--------------------------------------------------------------------------------
Total expenses                                                    $    741,887
--------------------------------------------------------------------------------

Net investment income                                             $    731,746
--------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)               $  8,344,501
--------------------------------------------------------------------------------
Net realized gain                                                 $  8,344,501
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                                   $ 21,695,115
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              $ 21,695,115
--------------------------------------------------------------------------------

Net realized and unrealized gain                                  $ 30,039,616
--------------------------------------------------------------------------------

Net increase in net assets from operations                        $ 30,771,362
--------------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Growth & Income Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)              Year Ended             Year Ended
in Net Assets                    December 31, 1998      December 31, 1997
--------------------------------------------------------------------------------
From operations --
    Net investment income             $    731,746          $   1,280,629
    Net realized gain                    8,344,501             24,451,482
    Net change in unrealized
        appreciation                    21,695,115              6,072,917
        (depreciation)
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                   $ 30,771,362          $  31,805,028
--------------------------------------------------------------------------------
Distributions to shareholders --
    From net investment income
        Class A                       $   (796,782)         $  (1,325,315)
        Class B                             (1,024)                    --
        Class C                               (540)                    --
    In excess of net
        investment income
        Class A                             (1,444)                    --
        Class B                            (10,947)                    --
    From net realized gain
        Class A                         (5,044,374)           (27,596,519)
        Class B                           (840,876)                    --
        Class C                            (86,652)                    --
    In excess of net realized
        gain
        Class A                                 --               (142,028)
        Class C                               (694)                    --
--------------------------------------------------------------------------------
Total distributions to                $ (6,783,333)         $ (29,063,862)
    shareholders
--------------------------------------------------------------------------------
Transactions in shares of
    beneficial interest --
    Proceeds from sale of
        shares
        Class A                       $  4,956,872          $   3,463,272
        Class B                          9,649,079                     --
        Class C                          3,035,837                     --
    Issued in reorganization
        of
        EV Marathon and
        Classic
        Stock Funds
        Class B                         18,311,097                     --
        Class C                          1,396,395                     --
    Net asset value of shares
        issued to shareholders
        in payment of
        distributions declared
        Class A                          4,533,919             22,690,089
        Class B                            747,975                     --
        Class C                             80,279                     --
    Cost of shares redeemed
        Class A                        (12,448,180)           (11,100,776)
        Class B                         (5,309,911)                    --
        Class C                         (2,472,991)                    --
--------------------------------------------------------------------------------
Net increase in net assets
    from Fund
    share transactions                $ 22,480,371          $  15,052,585
--------------------------------------------------------------------------------

Net increase in net assets            $ 46,468,400          $  17,793,751
--------------------------------------------------------------------------------


                                 Year Ended             Year Ended
Net Assets                       December 31, 1998      December 31, 1997
--------------------------------------------------------------------------------
At beginning of year                  $124,568,994          $ 106,775,243
--------------------------------------------------------------------------------
At end of year                        $171,037,394          $ 124,568,994
--------------------------------------------------------------------------------

Accumulated undistributed
net (distributions in excess of)
investment income
included in net assets
--------------------------------------------------------------------------------
At end of year                        $     (1,342)         $      12,250
--------------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Growth & Income Fund as of December 31, 1998
FINANCIAL STATEMENTS CONT'D
Financial Highlights


                                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                              1998                   1997         1996         1995        1994
                                               ----------------------------------  -----------------------------------------------
                                                Class A      Class B     Class C    Class A      Class A      Class A     Class A
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year           $ 13.760     $ 15.400    $ 13.020   $ 13.560     $ 12.760     $ 10.900    $ 12.490
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                   $  0.088     $ (0.031)   $ (0.033)  $  0.163     $  0.228     $  0.250    $  0.250
Net realized and unrealized gain (loss)           2.879        3.218       2.715      3.827        2.272        3.255      (0.765)
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations            $  2.967     $  3.187    $  2.682   $  3.990     $  2.500     $  3.505    $ (0.515)
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                     $ (0.090)    $ (0.001)   $ (0.005)  $ (0.170)    $ (0.220)    $ (0.251)   $ (0.250)
In excess of net investment income                   --(1)    (0.009)         --         --           --           --          --
From net realized gain                           (0.587)      (0.587)     (0.582)    (3.602)      (1.480)      (1.394)     (0.765)
In excess of net realized gain                       --           --      (0.005)    (0.018)          --           --      (0.060)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                            $ (0.677)    $ (0.597)   $ (0.592)  $ (3.790)    $ (1.700)    $ (1.645)   $ (1.075)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                 $ 16.050     $ 17.990    $ 15.110   $ 13.760     $ 13.560     $ 12.760    $ 10.900
----------------------------------------------------------------------------------------------------------------------------------

Total Return(2)                                   21.81%       20.85%      20.77%     30.93%       20.20%       32.77%      (4.12)%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)        $141,985     $ 26,708    $  2,344   $124,569     $106,775     $ 99,375    $ 84,299
Ratios (As a percentage of average
  daily net assets):
    Expenses(3)                                    1.07%        1.90%       1.94%      1.04%        1.00%        1.04%       0.98%
    Net investment income (loss)                   0.60%       (0.22)%     (0.24)%     1.07%        1.70%        2.02%       2.09%
Portfolio turnover(4)                                --           --          --         --           --           --          66%
----------------------------------------------------------------------------------------------------------------------------------

(1) Distributions in excess of net investment income are less than $0.001 per share.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of the Portfolio's allocated expenses for the period the Fund was investing in the Portfolio.

(4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                        See notes to financial statements
                                       9

Eaton Vance Growth & Income Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS



1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Eaton Vance Growth & Income Fund (the Fund), (formerly Eaton Vance Stock
   Fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is a series of the Eaton Vance Special Investment Trust (the Trust). The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of the purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Growth & Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100.0% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly.

   C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, option and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,078,870 as a long-term capital gain distribution for its taxable year ended December 31, 1998.

   D Deferred Organization Expenses -- Costs incurred by the fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

   E  Other -- Investment transactions are accounted for on a trade date basis.

   F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and to distribute at least annually any net realized capital gains so allocated. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

Eaton Vance Growth & Income Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Fund shares were as follows:


                                                Year Ended December 31,
                                          ----------------------------------
   Class A                                   1998                    1997
   -------------------------------------------------------------------------
   Sales                                  334,710                 222,388
   Issued to shareholders electing to
     receive payments of                  295,099               1,677,473
     distributions in Fund shares
   Redemptions                           (836,835)               (723,746)
   -------------------------------------------------------------------------
   Net increase (decrease)               (207,026)              1,176,115
   -------------------------------------------------------------------------


                                                          Year Ended
   Class B                                                December 31, 1998
   -------------------------------------------------------------------------
   Sales                                                          576,032
   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares                                  43,175
   Redemptions                                                   (323,607)
   Issued to EV Marathon Stock
     Fund shareholders                                          1,188,777
   -------------------------------------------------------------------------
   Net increase                                                 1,484,377
   -------------------------------------------------------------------------

                                                          Year Ended
   Class C                                                December 31, 1998
   -------------------------------------------------------------------------
   Sales                                                          214,678
   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares                                   5,511
   Redemptions                                                   (172,306)
   Issued to EV Classic Stock
     Fund shareholders                                            107,289
   -------------------------------------------------------------------------
   Net increase                                                   155,172
   -------------------------------------------------------------------------


4  Transactions with Affiliates
   -----------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $10,109 from the Eaton Vance Growth & Income Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 1998.

   Certain of the officers and Trustees of the Fund and Portfolio are officers and trustees of the above organizations.


5  Distribution and Service Plans
   -----------------------------------------------------------------------------
   The Fund has adopted a distribution plan ("Class B Plan" and "Class C Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan ("Class A Plan") (collectively, "the Plans"). The Plans require the Fund to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5.00% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Class B and Class C net assets. The Fund paid or accrued distribution fees of $165,474 and $13,694 for Class B and Class C shares, respectively, to EVD for the year ended December 31, 1998, representing 0.75% of the average daily net assets for Class B and Class C shares. At

Eaton Vance Growth & Income Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D



   December 31, 1998, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $493,000 and $346,000 for Class B and Class C shares respectively.

   In addition, the Plans also authorize each class to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plans by authorizing each class to make quarterly service fee payments to EVD and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class C Plan requires the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 1998 amounted to $167,547, $47,046 and $4,565 for Class A, Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. A CDSC is imposed on certain Class C shares redeemed within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $48,000 and $1,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended December 31, 1998.


7  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $19,532,064 and $23,276,391, respectively.


8  Transfer of Net Assets
   -----------------------------------------------------------------------------
   On January 1, 1998, EV Traditional Stock Fund acquired the net assets of the EV Marathon Stock Fund and EV Classic Stock Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Traditional Stock Fund, at the closing, issued 1,188,777 Class B shares and 107,289 Class C shares of the Fund having an aggregate value of $18,311,097 and $1,396,395, respectively. As a result, the Fund issued one Class B share and one Class C share for each share of EV Marathon Stock Fund and EV Classic Stock Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Marathon Stock Fund's and EV Classic Stock Fund's net assets at the date of the transaction were $18,311,097 and $1,396,395, respectively, including $3,300,253 and $320,650 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Stock Fund (formerly "EV Traditional Stock Fund") were $144,276,486 with a net asset value of $13.76, $15.40 and $13.02 for Class A, Class B and Class C, respectively.

9  Name Change
   -----------------------------------------------------------------------------
   Effective January 1, 1998, EV Traditional Stock Fund changed its name to Eaton Vance Stock Fund. Effective May 1, 1998, Eaton Vance Stock Fund changed its name to Eaton Vance Growth & Income Fund.

Eaton Vance Growth and Income Fund as of December 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To Shareholders and Trustees of Eaton Vance
Growth & Income Fund:
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Eaton Vance Growth & Income Fund (the Fund) (formerly EV Traditional Stock Fund) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


                                  PricewaterhouseCoopers LLP
                                  Boston, Massachusetts
                                  February 5, 1999

Growth & Income Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS


Common Stocks -- 97.4%


Security                                  Shares            Value
--------------------------------------------------------------------------------
Advertising -- 3.0%
--------------------------------------------------------------------------------
Omnicom Group, Inc.                       66,700            $   3,868,600
Young and Rubicam, Inc./(1)/              40,000                1,295,000
--------------------------------------------------------------------------------
                                                            $   5,163,600
--------------------------------------------------------------------------------

Aerospace and Defense -- 0.7%
--------------------------------------------------------------------------------
General Motors Corp., Class H/(1)/        30,000            $   1,190,625
--------------------------------------------------------------------------------
                                                            $   1,190,625
--------------------------------------------------------------------------------

Banks - Regional -- 2.7%
--------------------------------------------------------------------------------
BankBoston Corp.                         120,000            $   4,672,500
--------------------------------------------------------------------------------
                                                            $   4,672,500
--------------------------------------------------------------------------------
Banks and Money Services -- 1.8%
--------------------------------------------------------------------------------
First Union Corp.                         50,000            $   3,040,625
--------------------------------------------------------------------------------
                                                            $   3,040,625
--------------------------------------------------------------------------------

Broadcasting and Cable -- 1.9%
--------------------------------------------------------------------------------
MediaOne Group, Inc./(1)/                 70,000            $   3,290,000
--------------------------------------------------------------------------------
                                                            $   3,290,000
--------------------------------------------------------------------------------

Computers and Business Equipment -- 6.1%
--------------------------------------------------------------------------------
Lexmark International Group, Inc./(1)/    55,000            $   5,527,499
Xerox Corp.                               42,000                4,956,000
--------------------------------------------------------------------------------
                                                            $  10,483,499
--------------------------------------------------------------------------------

Distribution -- 1.0%
--------------------------------------------------------------------------------
Cardinal Health, Inc.                     22,500            $   1,707,188
--------------------------------------------------------------------------------
                                                            $   1,707,188
--------------------------------------------------------------------------------

Drugs -- 8.2%
--------------------------------------------------------------------------------
Genzyme Corp., Class A/(1)/               35,000            $   1,741,250
Lilly (Eli) & Co.                         55,000                4,888,125
Pfizer, Inc.                              15,000                1,881,563
Sepracor, Inc./(1)/                       54,000                4,758,750
Warner-Lambert Co.                        10,000                  751,875
--------------------------------------------------------------------------------
                                                            $  14,021,563
--------------------------------------------------------------------------------

Electronics - Semiconductors -- 1.7%
--------------------------------------------------------------------------------
Analog Devices, Inc./(1)/                 90,000            $   2,823,750
--------------------------------------------------------------------------------
                                                            $   2,823,750
--------------------------------------------------------------------------------

Environmental Services -- 1.1%
--------------------------------------------------------------------------------
Waste Management, Inc.                    40,000            $   1,865,000
--------------------------------------------------------------------------------
                                                            $   1,865,000
--------------------------------------------------------------------------------

Financial - Miscellaneous -- 1.9%
--------------------------------------------------------------------------------
Federal National Mortgage Association     45,000            $   3,330,000
--------------------------------------------------------------------------------
                                                            $   3,330,000
--------------------------------------------------------------------------------

Foods -- 10.1%
--------------------------------------------------------------------------------
McCormick & Co., Inc.                     60,000            $   2,028,750
Nabisco Holdings Corp., Class A           75,000                3,112,500
Ralston Purina Group                      40,000                1,295,000
RJR Nabisco Holdings Corp.                50,000                1,484,375
Tyson Foods, Inc.                        210,000                4,462,500
Unilever ADR                              60,000                4,976,250
--------------------------------------------------------------------------------
                                                            $  17,359,375
--------------------------------------------------------------------------------

Household Products -- 4.4%
--------------------------------------------------------------------------------
Gillette Co.                             110,000            $   5,314,374
Newell Co.                                55,000                2,268,750
--------------------------------------------------------------------------------
                                                            $   7,583,124
--------------------------------------------------------------------------------

Information Services -- 5.8%
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.           60,000            $   4,811,250
SunGard Data Systems, Inc./(1)/          130,000                5,159,375
--------------------------------------------------------------------------------
                                                            $   9,970,625
--------------------------------------------------------------------------------

Insurance -- 6.7%
--------------------------------------------------------------------------------
Allstate Corp. (The)                      60,080            $   2,320,590
Marsh & McLennan Cos., Inc.               82,500                4,821,094
Progressive Corp.                         15,000                2,540,625
SunAmerica, Inc.                          21,974                1,782,641
--------------------------------------------------------------------------------
                                                            $  11,464,950
--------------------------------------------------------------------------------

Medical Products -- 5.0%
--------------------------------------------------------------------------------
Baxter International, Inc.                55,000            $   3,537,188
Johnson & Johnson Co.                     60,000                5,032,500
--------------------------------------------------------------------------------
                                                            $   8,569,688
--------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 1.6%
--------------------------------------------------------------------------------
Halliburton Co.                           95,000            $   2,814,375
--------------------------------------------------------------------------------
                                                            $   2,814,375
--------------------------------------------------------------------------------

                        See notes to financial statements

Growth & Income Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D



Security                                  Shares            Value
--------------------------------------------------------------------------------

Oil and Gas - Exploration
and Production -- 2.0%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                  60,000            $   1,852,500
Apache Corp.                              60,000                1,518,750
--------------------------------------------------------------------------------
                                                            $   3,371,250
--------------------------------------------------------------------------------

Oil and Gas - Integrated -- 5.2%
--------------------------------------------------------------------------------
British Petroleum Co. PLC ADR             20,770            $   1,973,150
Mobil Corp.                               40,000                3,485,000
Royal Dutch Petroleum Co.                 50,000                2,393,750
Texaco, Inc.                              20,000                1,057,500
--------------------------------------------------------------------------------
                                                            $   8,909,400
--------------------------------------------------------------------------------

Printing and Business Products -- 2.9%
--------------------------------------------------------------------------------
Valassis Communications, Inc.(1)          95,000            $   4,904,375
--------------------------------------------------------------------------------
                                                            $   4,904,375
--------------------------------------------------------------------------------

Publishing -- 1.8%
--------------------------------------------------------------------------------
McGraw-Hill Companies, Inc. (The)         30,000            $   3,056,250
--------------------------------------------------------------------------------
                                                            $   3,056,250
--------------------------------------------------------------------------------

REITS -- 1.3%
--------------------------------------------------------------------------------
Equity Office Properties Trust            25,000            $     600,000
Public Storage, Inc.                      25,000                  676,563
Spieker Properties, Inc.                  25,000                  865,625
--------------------------------------------------------------------------------
                                                            $   2,142,188
--------------------------------------------------------------------------------

Retail - Food and Drug -- 9.2%
--------------------------------------------------------------------------------
CVS Corp.                                105,000            $   5,774,999
Safeway, Inc.(1)                          85,000                5,179,688
Winn-Dixie Stores, Inc.                  105,000                4,711,875
--------------------------------------------------------------------------------
                                                            $  15,666,562
--------------------------------------------------------------------------------

Retail - General -- 0.3%
--------------------------------------------------------------------------------
Penney (J.C.) Company, Inc.               10,000            $     468,750
--------------------------------------------------------------------------------
                                                            $     468,750
--------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 2.9%
--------------------------------------------------------------------------------
Home Depot, Inc. (The)                    80,000            $   4,895,000
--------------------------------------------------------------------------------
                                                            $   4,895,000
--------------------------------------------------------------------------------

Specialty Chemicals and Materials -- 2.5%
--------------------------------------------------------------------------------
Ecolab, Inc.                             120,000            $   4,342,500
--------------------------------------------------------------------------------
                                                            $   4,342,500
--------------------------------------------------------------------------------

Telephone Utilities -- 5.6%
--------------------------------------------------------------------------------
Ameritech Corp.                           20,000            $   1,267,500
GTE Corp.                                 70,000                4,550,000
SBC Communications, Inc.                  70,000                3,753,750
--------------------------------------------------------------------------------
                                                            $   9,571,250
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost, $111,734,642)                         $ 166,678,012
--------------------------------------------------------------------------------

Corporate Bonds -- 0.0%

                                        Principal
                                        Amount
Security                                (000's Omitted)     Value
--------------------------------------------------------------------------------
H. P. Hood & Son, 7.50%, 2/1/01(2)      $     50            $      39,400
--------------------------------------------------------------------------------

Total Corporate Bonds
    (identified cost, $50,000)                              $      39,400
--------------------------------------------------------------------------------

Commercial Paper -- 3.1%

                                        Principal
                                        Amount
Security                                (000's Omitted)     Value
--------------------------------------------------------------------------------
General Electric Capital Corp.,
   5.50%, 1/4/99                        $  5,329            $   5,326,558
--------------------------------------------------------------------------------

Total Commercial Paper
    (amortized cost, $5,326,558)                            $   5,326,558
--------------------------------------------------------------------------------
Total Investments -- 100.5%
    (identified cost, $117,111,200)                         $ 172,043,970
--------------------------------------------------------------------------------
Other Assets, Less Liabilities -- (0.5)%                    $    (927,210)
--------------------------------------------------------------------------------


Net Assets--100%                                            $ 171,116,760
--------------------------------------------------------------------------------

ADR -- American Depositary Receipt
REIT -- Real Estate Investment Trust
(1) Non-income producing security.
(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                        See notes to financial statements

Growth & Income Portfolio as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1998
Assets
--------------------------------------------------------------------------------
Investments, at value
    (identified cost, $117,111,200)                                $172,043,970
Cash                                                                      3,689
Receivable for investments sold                                       1,197,930
Interest and dividends receivable                                       172,277
Tax reclaim receivable                                                   23,889
Deferred organization expenses                                            1,946
--------------------------------------------------------------------------------
Total assets                                                       $173,443,701
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                  $  2,311,726
Payable to affiliate for Trustees' fees                                   3,065
Other accrued expenses                                                   12,150
--------------------------------------------------------------------------------
Total liabilities                                                  $  2,326,941
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio          $171,116,760
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals            $116,183,990
Net unrealized appreciation (computed on the basis
    of identified cost)                                              54,932,770
--------------------------------------------------------------------------------
Total                                                              $171,116,760
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
December 31, 1998
Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $17,287)                          $  2,145,440
Interest                                                                426,706
Miscellaneous                                                            14,252
--------------------------------------------------------------------------------
Total investment income                                            $  2,586,398
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                             $    969,883
Trustees fees and expenses                                               14,835
Custodian fee                                                            90,535
Legal and accounting services                                            23,548
Amortization of organization expenses                                     3,249
Miscellaneous                                                            10,715
--------------------------------------------------------------------------------
Total expenses                                                     $  1,112,765
--------------------------------------------------------------------------------

Net investment income                                              $  1,473,633
--------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                $  8,344,503
--------------------------------------------------------------------------------
Net realized gain                                                  $  8,344,503
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
    Investments (identified cost basis)                            $ 21,695,116
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)               $ 21,695,116
--------------------------------------------------------------------------------

Net realized and unrealized gain                                   $ 30,039,619
--------------------------------------------------------------------------------

Net increase in net assets from operations                         $ 31,513,252
--------------------------------------------------------------------------------

                        See notes to financial statements

Growth & Income Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)              Year Ended             Year Ended
in Net Assets                    December 31, 1998      December 31, 1997
--------------------------------------------------------------------------------

From operations--
    Net investment income             $  1,473,633          $   1,882,967
    Net realized gain                    8,344,503             27,091,353
    Net change in unrealized
        appreciation (depreciation)     21,695,116              7,613,963
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                   $ 31,513,252          $  36,588,283
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                     $ 19,532,064          $  11,266,958
    Withdrawals                        (23,276,391)           (27,470,554)
--------------------------------------------------------------------------------
Net decrease in net assets
    from capital transactions         $ (3,744,327)         $ (16,203,596)
--------------------------------------------------------------------------------


Net increase in net assets            $ 27,768,925          $  20,384,687
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                  $143,347,835          $ 122,963,148
--------------------------------------------------------------------------------
At end of year                        $171,116,760          $ 143,347,835
--------------------------------------------------------------------------------


                        See notes to financial statements

Growth & Income Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                           Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------
                                                          1998         1997         1996         1995         1994(1)
---------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
---------------------------------------------------------------------------------------------------------------------
Expenses                                                  0.72%        0.73%        0.73%        0.75%       0.73%(2)
Net investment income                                     0.95%        1.37%        1.96%        2.30%       2.45%(2)
Portfolio Turnover                                          95%          93%         114%         108%         28%
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)               $171,117     $143,348     $122,963     $107,717     $85,519
---------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, August 1, 1994, to December 31, 1994.

(2) Annualized.


                        See notes to financial statements

Growth & Income Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Growth & Income Portfolio (the Portfolio) (formerly Stock Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and asked prices on the principal market where the security was traded. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded or, in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable, including any security the disposition of which is restricted under the Securities Act of 1933, and other assets will be appraised at their fair value as determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

   C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over five years.

   E Other -- Investment transactions are accounted for on a trade date basis.

   F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 5/8 of 1% of average daily net assets. For the year ended December 31, 1998, the fee amounted to $969,883.

Growth & Income Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D



   Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1998, no significant amounts have been deferred.

3  Investments Transactions
   -----------------------------------------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $142,270,261 and $148,743,285, respectively.

4  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1998, as computed on a federal income tax basis, were as follows:


     Aggregate cost                                      $  117,111,200
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                         $   55,127,043

   Gross unrealized depreciation                               (194,273)
   -----------------------------------------------------------------------------

   Net unrealized appreciation                           $   54,932,770
   -----------------------------------------------------------------------------

5  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

6  Name Change
   -----------------------------------------------------------------------------
   Effective May 1, 1998, the Stock Portfolio changed its name to the Growth & Income Portfolio.

Growth & Income Portfolio as of December 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Investors of
Growth & Income Portfolio:
--------------------------------------------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Growth & Income Portfolio (the "Portfolio") (formerly Stock Portfolio) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the four years then ended, and the period from the start of business, August 1, 1994, to December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



                                               PricewaterhouseCoopers LLP
                                               Boston, Massachusetts
                                               February 5, 1999

Eaton Vance Growth & Income Fund as of December 31, 1998

INVESTMENT MANAGEMENT


Eaton Vance Growth & Income Fund

Officers
James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Trustees
Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Emeritus, Harvard University
Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Growth & Income Portfolio


Officers
James B. Hawkes
President and Trustee

Duncan W. Richardson
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees
Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                      This Page Intentionally Left Blank

Investment Adviser of Growth & Income Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of Eaton Vance Growth & Income Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109




Eaton Vance Growth & Income Fund
24 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                     GNCSRC-2/99